UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549



                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 9, 2004


                       UNITED FINANCIAL MORTGAGE CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             ILLINOIS                001-14127              36-3440533
 -------------------------------    -----------         -------------------
 (State or other jurisdiction of    (Commission           (IRS Employer
         incorporation)             File Number)        Identification No.)


          815 Commerce Drive,  Suite 100, Oak Brook, Illinois 60523
          ---------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (630) 571-7222

                               Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

 Item 9.  Regulation FD Disclosure.

      On March 11, 2004, United Financial Mortgage Corp. (the "Company") issued a press release regarding the Company's entering into a strategic alliance with a vendor. A copy of the press release is attached hereto as
 Exhibit 99.1.

 Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
 Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


 Item 12.  Results of Operation and Financial Condition.

      On March 9, 2004, United Financial Mortgage Corp. (the "Company") issued a press release regarding the Company's earnings for the quarter and nine months ended January 31, 2004. A copy of the press release is attached hereto as Exhibit 99.2.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    United Financial Mortgage Corp.

 March 12, 2004                     /s/ Steve Y. Khoshabe
                                    -------------------------------------
                                    Steve Y. Khoshabe
                                    President and Chief Executive Officer